Supplement dated August 14, 2009

to the
Class A Shares, Class B Shares and Class C Shares Prospectus
dated December 24, 2008

VAN KAMPEN TRUST II,
on behalf of its series,
VAN KAMPEN GLOBAL BOND FUND

The Prospectus is hereby supplemented as follows:

1)  The fifth sentence of the first paragraph of the section entitled “Purchase of Shares — General” is hereby deleted in its entirety and replaced with the following:

As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features (for example, reduced or eliminated sales charges available for purchases of Class A Shares over $100,000 of the Fund or your cumulative ownership of Participating Funds) that are designed to address a variety of needs.

2)  Effective September 14, 2009, the first sentence of the seventh paragraph of the section entitled “Purchase of Shares — How to Buy Shares” is hereby deleted in its entirety and replaced with the following:

Except as described below, the minimum initial investment amount when establishing a new account with the Fund is $1,000 for each class of shares for regular accounts and retirement accounts; and $50 for each class of shares for accounts participating in a systematic investment program established directly with the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

GBFSPT 8/09